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                                                                   Exhibit 10.25


                        AMENDMENT & EXTENSION AGREEMENT


     THIS AMENDMENT & EXTENSION AGREEMENT is made as of the 1 day of May, 2001, by and between KOSS CORPORATION, a Delaware corporation with its principal place of business at 4129 North Port Westington Avenue, Milwaukee, WI 53212 (the "LICENSOR") and LOGITECH ELECTRONICS INC., an Ontario company, with its principal place of business at 60 Bell Farm Road, Barrie, Ontario L4M 5G6 (the "LICENSEE").


          WITNESSETH:

          WHEREAS LICENSOR and LICENSEE are parties to a certain License Agreement dated the 30th day of June, 1998 (the "LICENSE AGREEMENT") and are furthermore parties to a certain Addendum Agreement dated the 30th day of June, 1998 (the "ADDENDUM") with respect to the License Agreement;

          AND WHEREAS the parties now desire to amend and extend the terms and conditions of the License Agreement and the Addendum as hereinafter provided;

          NOW THEREFORE for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.   AMENDMENT TO ROYALTY.

          Section 6.1 of the License Agreement is hereby amended to replace the definition of "Royalties" as "an amount equal to ten percent (10%) of net sales" to read "AN AMOUNT EQUAL TO SIX AND ONE-HALF PERCENT (6.5%) OF NET SALES", said amendment to be effective as of the 1st day of July, 2000.

     2.   AMENDMENT TO MINIMUM ANNUAL ROYALTIES.

          Section 6.2 of the License Agreement is hereby amended to replace the "annual minimum Royalties" as referred to therein, for the period from July 1, 2000, to June 30, 2003, as follows:

                   "Contract Year                          Minimum Royalties
                   --------------                          -----------------

                   July 1, 2000 - June 30, 2001               U.S. $210,000
                   July 1, 2001 - June 30, 2002               U.S. $220,000
                   July 1, 2002 - June 30, 2003               U.S. $230,000"
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     3.   EXTENSION OF LICENSE AGREEMENT & ADDENDUM.

          It is agreed that the License Agreement and Addendum shall be renewed and extended for a further five (5) year term from the 1st day of July, 2003, to the 30th day of June, 2008. It is furthermore agreed that Section 6.3 of the License Agreement is hereby amended to replace the "Minimum Royalties for the first renewal period" as referred to therein, for the period from July 1, 2003, to June 30, 2008, as follows:


                   "Contract Year                          Minimum Royalties
                   --------------                          -----------------

                   July 1, 2003 - June 30, 2004               U.S. $241,000
                   July 1, 2004 - June 30, 2005               U.S. $252,000
                   July 1, 2005 - June 30, 2006               U.S. $265,000
                   July 1, 2006 - June 30, 2007               U.S. $278,000
                   July 1, 2007 - June 30, 2008               U.S. $292,000"


     4.   MISCELLANEOUS.

          Save and except as amended and extended herein, the License Agreement and Addendum shall remain in full force and effect, binding upon the parties thereto and hereto in accordance with the terms therein.

          IN WITNESS WHEREOF the parties hereto have caused this Amendment & Extension Agreement to be executed as of the date set forth above. The effective date of this Amendment & Extension Agreement is the 1st day of July, 2000.

                                       KOSS CORPORATION


                                       By:  /s/ Michael J. Koss
                                            ---------------------------
                                            President and CEO




                                       LOGITECH ELECTRONICS INC.


                                       By:  /s/ Greg Bell
                                            ---------------------------
                                            President and CEO